SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)          August 31, 2000
                                                          ---------------




                                  TechSys, Inc.
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               (Exact Name of Registrant as Specified in Charter)



         New Jersey                    0-24542                    22-3276736
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(State or Other Jurisdiction           (Commission           (I.R.S. Employer
  Of Incorporation)                    File Number)          Identification No.)




44 Aspen Drive, Livingston, New Jersey                           07039
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(Address of Principal Executive Offices)                       (Zip Code)




Registrant's telephone number, including area code          (973) 422-1666
                                                             -------------------


Inapplicable
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(Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

         TechSys, Inc. (the "Company") purchased a 2% interest in Technology Keiretsu, LLC ("Technology Keiretsu") for 66,666 shares of the Company's Common Stock and cash of $250,000. The Company has additional rights to purchase an additional 1% interest in Technology Keiretsu for $250,000. Technology Keiretsu may redeem one-half of the Technology Keiretsu interest and the Company would redeem the shares delivered in the transaction if the Company does not register the resale of the shares prior to December 31, 2000.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
----------------------------------------------------------------------------

         (a)      Financial Statements.

The financial statements required by Item 7(a) of the Form 8-K are not required in this filing because the Company purchased a minority interest and does not control the assets of Technology Keiretsu.

         (b)      Pro Forma Financial Information.


                   UNAUDITED PRO FORMA FINANCIAL INFORMATION


The Unaudited Pro Forma Balance Sheet as of June 30, 2000 has been prepared to illustrate the estimated effects of the Company's purchase of a 2% ownership interest in Technology Keiretsu. The Unaudited Pro Forma Balance Sheet was prepared as if the purchase was effective June 30, 2000. The Unaudited Pro Forma Financial Information do not purport to represent what the Company's financial position or results of operations would actually have been if such purchase had in fact occurred on such date. The Unaudited Pro Forma Financial Information also do not purport to project the financial position or results of operations of the Company as of any future date or for any future period.

The unaudited pro forma financial information should be read in conjunction with the Company's consolidated financial statements and the related notes appearing in the Company's Annual Report on Form 10KSB/A.


                       Unaudited Pro Forma Balance Sheet
                               As of June 30, 2000

                                                                            Pro Forma          Pro Forma
                                                       TechSys, Inc.       Adjustments         Combined
                                                       -------------       -----------         --------
ASSETS:

Current Assets:
Cash and cash equivalents                              $ 2,158,563          $(250,000) 1     $ 1,908,563
Investments in U.S. Government securities                  100,000                               100,000
Accounts receivable, net                                    86,914                                86,914
Other current assets                                       209,866                               209,866
                                                           -------                               -------
   Total Current Assets                                  2,555,343           (250,000)         2,305,343

Amounts due from affiliates                                548,082                               548,082
Notes receivable                                           527,000                               527,000
Amounts due from officer                                   330,000                               330,000
Investment in Little Universe, LLC                         231,922                               231,922
Investment in Technology Keiretsu, LLC                                        833,328  1         833,328
Property and equipment, net                                120,458                               120,458
Goodwill and other intangibles, net                        190,178                               190,178
                                                           -------                               -------
Other assets                                                62,307                                62,307

   Total Assets                                        $ 4,565,290          $ 583,328        $ 5,148,618

LIABILITIES AND
STOCKHOLDERS' EQUITY

Current Liabilities:
Accounts payable                                          $399,545                           $   399,545
Accrued expenses                                           742,450                               742,450
Line of credit                                             102,500                               102,500
                                                           -------                               -------
   Total Current Liabilities                             1,244,495                  0          1,244,495

Stockholders' Equity:
Common stock                                             7,104,311            583,328  1       7,687,639
Paid-in capital                                            399,000                               399,000
Retained deficit                                        (4,182,516)                          $(4,182,516)
                                                        ----------                           -----------

   Total Stockholders' Equity                            3,320,795            583,328          3,904,123
                                                         ---------            -------          ---------

   Total Liabilities and Stockholders' Equity          $ 4,565,290          $ 583,328        $ 5,148,618
                                                       ===========          =========        ===========


      The accompanying Notes to Unaudited Pro Forma Financial Information
                    are an integral part of this statement.

               Notes to Unaudited Pro Forma Financial Information

1. Basis of Presentation

         The unaudited pro forma financial information combines the historical consolidated balance sheet of TechSys, Inc. and subsidiaries (the "Company") as of June 30, 2000 with the proforma adjustments after giving effect to the purchase of a 2% ownership interest in Technology Keiretsu as if the transaction happened on June 30, 2000.


2. Purchase of 2% ownership interest in Technology Keiretsu

Effective August 31, 2000, the Company entered into a Purchase Agreement by amd among the Company and Technology Keiretsu, whereby the Company agreed to purchase a 2% ownership interest in Technology Keiretsu. The Purchase Price for the Company's investment was valued at $833,328. The Purchase Price was paid by the Company in the form of a $250,000 cash payment and issuance of 66,666 shares of the Company's Common Stock valued at $583,328, or $8.75 per share, which was the fair market value on the date the transaction was consummated. The transaction will be accounted for under the cost method of accounting for investments.


         (c)      Exhibits.

         Exhibit 10.54        Purchase  Agreement  dated as of August 31,
                              2000 by and between TechSys, Inc. and Technology Keiretsu, LLC

         Exhibit 99           Press Release issued September 5, 2000

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                TECHSYS, INC.


                                                STEVEN L. TRENK
Date:    September 7, 2000             By:      ___________________________
                                                Steven L. Trenk
                                                President

                                  EXHIBIT INDEX

         Exhibit 10.54        Purchase  Agreement  dated as of August 31,
                              2000 by and between TechSys, Inc. and Technology Keiretsu, LLC

         Exhibit 99           Press Release issued September 5, 2000